Exhibit 99.1

Icahn Enterprises L.P. Investor Presentation November 2024

2 Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith, and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation, including risks related to economic downturns, substantial competition and rising operating costs ; the impacts from the Russia/Ukraine conflict and conflict in the Middle East, including economic volatility and the impacts of export controls and other economic sanctions ; risks related to our investment activities, including the nature of the investments made by the private funds in which we invest, including the impact of the use of leverage through options, short sales, swaps, forwards and other derivative instruments ; declines in the fair value of our investments, losses in the private funds and loss of key employees ; risks related to our ability to continue to conduct our activities in a manner so as to not be deemed an investment company under the Investment Company Act of 1940 , as amended, or to be taxed as a corporation ; risks related to short sellers and associated litigation and regulatory inquiries ; risks related to our general partner and controlling unitholder ; pledges of our units by our controlling unitholder ; risks relating to our energy business, including the volatility and availability of crude oil, other feed stocks and refined products, declines in global demand for crude oil, refined products and liquid transportation fuels, unfavorable refining margin (crack spread), interrupted access to pipelines, significant fluctuations in nitrogen fertilizer demand in the agricultural industry and seasonality of results ; risks related to potential strategic transactions involving our Energy segment ; risks related to our automotive activities and exposure to adverse conditions in the automotive industry, including as a result of the Chapter 11 filing of our automotive parts subsidiary ; risks related to our food packaging activities, including competition from better capitalized competitors, inability of our suppliers to timely deliver raw materials, and the failure to effectively respond to industry changes in casings technology ; supply chain issues ; inflation, including increased costs of raw materials and shipping, labor shortages and workforce availability ; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies ; risks related to our home fashion operations, including changes in the availability and price of raw materials, manufacturing disruptions, and changes in transportation costs and delivery times . These and other risks and uncertainties are described in our filings with the Securities and Exchange Commission including our Annual Report on Form 10 - K and our quarterly reports on Form 10 - Q under the caption “Risk Factors” . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2023 and our subsequent quarterly reports on Form 10 - Q . A reconciliation of these non - GAAP financial measures to the most directly comparable U . S . GAAP financial measures can be found in the back of this presentation .

Company Overview 3

4 Overview of Icahn Enterprises (1) Based on November 11, 2024, closing price of $12.87 (2) Investment segment total assets represents total equity (equity attributable to IEP was $2.7 billion). • Icahn Enterprises L . P . (IEP) is a diversified holding company with operating businesses in Investment, Energy, Automotive, Real Estate, Food Packaging, Home Fashion and Pharma • IEP is majority owned and controlled by Carl Icahn • Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP • As of September 30, 2024, Carl Icahn and his affiliates owned approximately 86% of IEP’s outstanding depositary units • As of November 11 , 2024 , IEP has a $ 2 . 00 annualized distribution, which is a 15 . 5 yield (1) • IEP has liquidity through its investment in the Investment Funds of approximately $ 2 . 7 billion as of September 30 , 2024 Investment (2) $4,267 $0 ($237) ($237) Energy 4,382 7,865 24 246 Automotive 1,930 1,556 (30) 101 Food Packaging 447 413 4 44 Real Estate 496 111 3 15 Home Fashion 221 170 (10) 2 Pharma 278 104 9 35 Holding Company 1,941 0 (249) (35) $13,962 $10,219 ($486) $171 ($Millions) As of September 30, 2024 Twelve Months Ended September 30, 2024 Assets Net Income (Loss) Attributable to IEP Adjusted EBITDA Attributable to IEP Net Sales and Other Revenue from Operations

5 Summary Corporate Organizational Chart Note: Percentages denote equity ownership as of September 30, 2024. Excludes intermediary and pass - through entities. (1) IEP announced on November 8, 2024, an intention to tender for up to 15 million additional shares of CVR Energy, Inc. 99 % LP Energy Segment: CVR Energy , Inc. (NYSE: CVI) Pharma Segment: Vivus LLC Real Estate Segment: Real Estate Holdings Home Fashion Segment: WestPoint Home LLC Icahn Enterprises G.P. Inc. Icahn Enterprises L.P. ( NasdaqGS : IEP) Icahn Enterprises Holdings L.P. 1% GP 1% GP 91% 66% (1) Investment Segment: Investment Funds Food Packaging Segment: Viskase Companies , Inc. (OTCPK: VKSC) As of 09/30/2024, Icahn Enterprises had interests in the Investment Funds of approximately $2.7 billion Engaged in rental commercial real estate, property development and associated club and resort activities Provider of home textile products for more than 200 years Specialty pharmaceutical company One of the worldwide leaders in cellulosic, fibrous and plastic casings for the processed meat industry Independent refiner and marketer of transportation fuels 100% 100% 100% 100% Automotive Segment: Icahn Automotive Group LLC Primarily e ngaged in the automotive repair and maintenance services business 100% Producer and distributer of nitrogen fertilizer products CVR Partners, LP (NYSE: UAN) 3 7 % Holding Company Segment

6 Diversified Subsidiary Companies with Significant Inherent Value • IEP’s subsidiary companies possess key competitive strengths and/or leading market positions • IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings Over 200 year heritage with some of the best known brands in home fashion and hospitality A worldwide leader in non - edible meat casings poised to capture further growth in emerging markets Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer Long - term real estate portfolio primarily consisting of investment properties, development, clubs and resorts Real Estate Segment Primarily engaged in the automotive repair and maintenance services business Dedicated to addressing the therapeutic needs of patients with serious medical conditions and life - limiting diseases

7 Evolution of Icahn Enterprises • IEP began as American Real Estate Partners, which was founded in 1987, and now has diversified its portfolio to seven operati ng businesses and approximately $17 billion of assets as of September 30, 2024. • IEP’s record is based on a long - term horizon that can enhance business value for continued operations and/or facilitate a profit able exit strategy. • IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and fin ancial results. • In 2017, IEP sold American Railcar Leasing for $3.3 billion, resulting in a pre - tax gain of $1.7 billion. • In 2018, IEP sold Federal - Mogul for $5.1 billion, resulting in a pre - tax gain of $251 million, Tropicana for $1.5 billion, resul ting in a pre - tax gain of $779 million, and American Railcar Industries for $1.75 billion, resulting in a pre - tax gain of $400 million. • In 2019, IEP sold Ferrous Resources for aggregate consideration of approximately $550 million (including repaid indebtedness) , r esulting in a pre - tax gain of $252 million. • In 2021, IEP sold PSC Metals for total cash consideration of approximately $323 million resulting in a pre - tax gain of $163 mill ion. • Acquired partnership interest in Icahn Capital Management L.P. in 2007. • IEP, Mr. Icahn and certain of Mr. Icahn’s family members and affiliates are the sole investors in the Investment Funds. Timeline of Significant Acquisitions and Exits (1) Based on the closing stock price of $44.70 and approximately 107.0 million depositary and general partner equivalent units outstanding a s of December 31, 2012 (2) Based on the closing stock price of $13.52 and approximately 514.24 million depositary and general partner equivalent u nit s outstanding as of September 30, 2024 As of December 31, 20 12 (1) • Mkt. Cap: $4.8 bn • Total Assets: $ 24.6 bn As of September 30, 2024 (2) • Mkt. Cap: $ 7.0b n • Total Assets: $ 17.4 bn Year: 20 21 20 20 201 9 201 8 201 7 201 6 2015 201 3 201 2 American Railcar Leasing 10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn Ferrous Resources 6/8/15: IEP acquired a controlling interest in Ferrous Resources Pep Boys 2/4/16: IEP acquired Pep Boys Federal - Mogul & Tropicana 10/1/18: Sold Federal - Mogul for $5.1 billion and Tropicana for $1.5 billion Ferrous Resources 8/1/19: Sold Ferrous Resources for $550 million, IEP share of cash proceeds was $4 63 million PSC Metals 12/7/21: Sold PSC Metals, LLC for $323 million CVR Energy 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR CVR Refining & CVR Partners 2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering IEH Auto Parts Holding 6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni - Select Inc. American Railcar Leasing 2017: Sale of ARL for $3 .3 billion American Railcar Industries 12/5/18: Sold American Railcar Industries for $1.75 billion Vivus , Inc 12/11/20: Acquired all of the outstanding common stock of Vivus upon its emergence from bankruptcy

8 Ability to Maximize Shareholder Value Through Proven Activist Strategy • IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies • Activist strategy requires significant capital, rapid execution and willingness to take control of companies • Implement changes required to improve businesses Purchase of Stock or Debt IEP pursues its activist strategy and seeks to promulgate change – Dealing with the board and management – Proxy fights – Tender offers – Taking control IEP’s investment and legal team is capable of unlocking a target’s hidden value – Financial/balance sheet restructuring – Operation turnarounds – Strategic initiatives – Corporate governance changes • Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist str ategy • IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn • Active participation in the strategy and capital allocation for targeted companies • Not involved in day - to - day operations • IEP will make necessary investments to ensure subsidiary companies can compete effectively Putting Activism into Action

Overview of Operating Segments 9

Highlights and Recent Developments • Long history of investing in public equity and debt securities and pursuing activist agenda • Employs an activist strategy that seeks to unlock hidden value through various tactics • Financial/balance sheet restructurings • Operational turnarounds • Strategic initiatives • Corporate governance changes • As of September 30, 2024, the Funds had a net short notional exposure of 2% Segment Description • Our Investment segment is comprised of various private investment funds (“Investment Funds”) in which we have general partner interests and through which we invest our proprietary capital • We and Mr. Icahn and his family members and affiliates are the only investors in the Investment Funds • Fair value of IEP’s investment in the Funds was approximately $2.7 billion as of September 30, 2024 10 Segment: Investment Historical Segment Financial Summary (1) Market value and percentage ownership are based on holdings and closing share price as of specified date and consists of shar es owned and shares that may be acquired upon the exercise of forward contracts, and excludes shares referenced by cash - settled equity swap agreements (2) Refer to the Adjusted EBITDA reconciliations in the Appendix . (3) Balance Sheet data as of end of each respective period. Significant Holdings (1) As of September 30, 2024 % Ownership Mkt. Value ($mm) Company 15% $813 1% $ 579 1% $393 4% $ 335 9% $ 283 ($Millions) 2021 Selected Income Statement Data: Adjusted EBITDA (2) ($32) ($223) ($1,353) ($420) Net income (loss) (32) (223) (1,353) (420) Adjusted EBITDA attributable to IEP (2) (16) (89) (701) (237) Net income (loss) attributable to IEP (16) (89) (701) (237) Returns -0.3% -2.4% -16.9% -6.0% Segment Balance Sheet Data (3) : Equity attributable to IEP $4,271 $4,184 $3,243 $2,745 Total Equity $9,390 $9,150 $5,360 $4,267 Investment Segment FYE December 31, LTM September 30,  20242022 2023

Highlights and Recent Developments Petroleum • Two strategically located Mid - Continent refineries close to Cushing, Oklahoma with total nameplate capacity 206,500 bpd • Direct access to crude oil and condensate fields in the Anadarko and Arkoma Basins • Complimentary logistics assets and access to multiple key pipelines provide a variety of price advantaged crude oil supply options Fertilizer • Two strategically located facilities serving the Southern Plains and Corn Belt • Primarily engaged in the production of the nitrogen fertilizers ammonia and urea ammonium nitrate (UAN) • Diverse feedstock exposure through petroleum coke and natural gas • Declared a third quarter 2024 cash distribution of $1.19 per common unit bringing the cumulative distributions declared to date of $5.01 per common unit for the nine months of 2024 Segment Description • CVR Energy, Inc. (NYSE: CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing businesses through its interests in CVR Refining, LP and CVR Partners, LP (NYSE: UAN) • CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States • CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products 11 Segment: Energy Historical Segment Financial Summary (1) Refer to the Adjusted EBITDA reconciliations in the Appendix. (2) Balance Sheet data as of the end of each respective period . ($Millions) 2021 Selected Income Statement Data: Net sales $7,242 $10,896 $9,247 $7,865 Adjusted EBITDA (1) 462 1,253 1,435 475 Net income (loss) 29 596 831 55 Adjusted EBITDA attributable to IEP (1) 231 707 869 246 Net income (loss) attributable to IEP (5) 304 508 24 Segment Balance Sheet Data (2) : Total assets $4,587 $4,735 $5,259 $4,382 Equity attributable to IEP $686 $648 $795 $664 Energy Segment FYE December 31, LTM September 30,  20242022 2023

Highlights and Recent Developments • Automotive Services provides Do - It - For - Me automotive repair services for retail and fleet customers with over 900 stores and 8,000 service bays located in the United States and Puerto Rico • The leadership team has focused on key strategic initiatives including: • Positioning the Automotive Services broad offerings to take advantage of opportunities in the do - it - for - me market and vehicle fleets • Strategic investment in brownfield and greenfield store locations to supplement existing geographic footprint • Investment in, and strategic review of, capital projects within Icahn Automotive’s owned and leased locations to increase leasing revenue, restructure lease liabilities, and reduce occupancy costs • Optimization of s tore and distribution center network while improving inventory and cost position • Investment to improve the overall customer experience through process, facilities and automation • Investment in employees with focus on training and career development • Business process improvements and sharing best practices through investments in people, technology, and our overall supply chain Segment Description • We conduct our Automotive segment through our wholly owned subsidiaries, Icahn Automotive Group LLC ("Icahn Automotive") and our wholly owned subsidiary, AEP PLC LLC (“AEP PLC”) • The Automotive segment is engaged in providing a full range of automotive repair and maintenance services, along with the sale of any installed parts or materials related to automotive services (“Automotive Services”) to its customers, as well as sales of automotive aftermarket parts and retailed merchandise (“Aftermarket Parts”). In addition to its primary business, the Automotive segment leases available and excess real estate in certain locations under long - term operating leases 12 Segment: Automotive Historical Segment Financial Summary ($Millions) 2021 Selected Income Statement Data: Net sales and other revenue from operations $2,394 $2,394 $1,741 $1,556 Adjusted EBITDA (2) (67) (31) 113 101 Net income (loss) (260) (192) (6) (30) Segment Balance Sheet Data (3) : Total assets $2,582 $2,532 $2,019 $1,930 Equity attributable to IEP $1,575 $1,530 $1,096 $1,095 Automotive Segment (1) FYE December 31, LTM September 30,  20242022 2023 (1) As of January 31, 2023, IEH Auto Parts Holdings LLC (“Auto Plus”) was deconsolidated due to voluntary Chapter 11 bankruptcy p roc eedings. (2) Refer to Adjusted EBITDA reconciliation in the Appendix. (3) Balance Sheet data as of the end of each respective period.

Highlights and Recent Developments Real Estate • Business strategy is based on long - term investment outlook and operational expertise that maximizes the value of our investment properties • Our exclusive country clubs focus on golf, dining, entertainment and other related activities that enhances the value of the surrounding home development • Luxury single - family homes are being developed and sold surrounding our country clubs • Recently renovated resort in Aruba offers amenities and facilities at a prime destination Food Packaging • Viskase operates plants in the United States, Mexico, Brazil, France, Italy, Germany, Poland, and the Philippines • Steady growth is projected globally for cellulose casings, with more emphasis on South America and Asia Pacific markets • Market demand is generally resilient as end products represent a cost - effective and attractive source of protein • Consolidation continues to be a factor in casing markets, as large meat processors progressively increase scale and buying power • Business remains focused on managing margins through reduction of complexity and manufactured cost, while optimizing sales mix with key customers globally Home Fashion • Focusing on core profitable customers and product lines • Implemented a more customer - focused organizational structure with the intent of expanding key customer relationships and sales backlog • Continued strength with hospitality customers and growth into new international markets including Asia, Africa, Australia, and the Middle East • Advancing our sustainability efforts in line with our company and customer values Pharma • Focused on continued market share gains and prescription growth in the U.S. for both Qsymia and Pancreaze • Launching Qsymia into European and Middle East markets, coupled with other global licensing deals for other parts of the globe • Continued development of our pipeline products All Other Operating Segments Description • Real Estate : Our Real Estate segment consists of investment properties which includes land, retail, office and industrial properties leased to corporate tenants, the development and sale of single - family homes, and the operations of a resort and country clubs • Food Packaging : We conduct our Food Packaging segment through our majority owned subsidiary, Viskase Companies, Inc. (OTCPK:VKSC), a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry • Home Fashion : We conduct our Home Fashion segment through our wholly owned subsidiary, WestPoint Home LLC (“WPH”). WPH is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products • Pharma : We conduct our Pharma segment through our wholly owned subsidiary, Vivus LLC. Vivus is a specialty pharmaceutical company with two approved therapies, two product candidates in active clinical development and two product candidates in early - stage development. 13 All Other Operating Segments Historical Segments’ Financial Summary (1) All Other operating segments include Food Packaging, Real Estate, Home Fashion, and Pharma. Results for each of these separat e s egments can be found in our Quarterly Reports on Form 10 - Q and our Annual Report on Form 10 - K filed with the SEC. (2) Refer to Adjusted EBITDA reconciliation in the Appendix. (3) Balance Sheet data as of the end of each respective period. ($Millions) 2021 Selected Income Statement Data: Net sales and other revenue from operations $791 $836 $859 $798 Adjusted EBITDA (2) 61 71 121 $101 Net income (loss) (21) (31) 20 $7 Adjusted EBITDA attributable to IEP (2) 55 65 115 $96 Net income (loss) attributable to IEP (21) (31) 19 $6 Segment Balance Sheet Data (3) : Total assets $1,536 $1,497 $1,439 $1,442 Equity attributable to IEP $1,006 $1,001 $987 $999 2022 2023 2024 All Other Operating Segments (1) FYE December 31, LTM September 30,

Financial Performance 14

15 Financial Performance Net Income (Loss) Attributable to Icahn Enterprises Adjusted EBITDA Attributable to Icahn Enterprises (1) (1) Refer to the Adjusted EBITDA reconciliations in the Appendix. (2) We completed the sale of 100% of the equity interest in PSC Metals, LLC on December 7, 2021. ($Millions) Segments: Energy ($5) $304 $508 $24 Automotive (260) (192) (6) (30) Food Packaging (2) 2 12 4 Real Estate (8) 7 16 3 Home Fashion (8) (22) (6) (10) Pharma (3) (18) (3) 9 Metals (2) 186 - - - Subtotal (100) 81 521 - Investment (16) (89) (701) (237) Holding Company (402) (175) (504) (249) Consolidated ($518) ($183) ($684) ($486) FYE December 31, LTM September 30,  2021 2022 2023 2024 ($Millions) Segments: Energy $231 $707 $869 $246 Automotive (67) (31) 113 101 Food Packaging 45 45 59 44 Real Estate (1) 20 28 15 Home Fashion - (10) 3 2 Pharma 11 10 25 35 Metals (2) 38 - - - Subtotal 257 741 1,097 443 Investment (16) (89) (701) (237) Holding Company (67) 27 (35) (35) Consolidated $174 $679 $361 $171 2024 LTM September 30,  FYE December 31, 2021 2022 2023

16 Consolidated Financial Snapshot (1) Refer to the Adjusted EBITDA reconciliations in the Appendix. Net Income (Loss): Investment ($32) ($223) ($1,353) ($1,107) ($174) ($420) Energy 29 596 831 745 (31) 55 Automotive (260) (192) (6) (2) (26) (30) Food Packaging (2) 2 13 12 4 5 Real Estate (8) 7 16 13 - 3 Home Fashion (8) (22) (6) (2) (6) (10) Pharma (3) (18) (3) (4) 8 9 Metals 186 - - - - - Holding Company (402) (175) (504) (462) (207) (249) Net income (loss) ($500) ($25) ($1,012) ($807) ($432) ($637) Less: net income (loss) attributable to non-controlling interests 18 158 (328) (262) (85) (151) Net income (loss) attributable to Icahn Enterprises ($518) ($183) ($684) ($545) ($347) ($486) Adjusted EBITDA (1) : Investment ($32) ($223) ($1,353) ($1,107) ($174) ($420) Energy 462 1,253 1,435 1,231 271 475 Automotive (67) (31) 113 85 73 101 Food Packaging 51 51 65 54 38 49 Real Estate (1) 20 28 22 9 15 Home Fashion - (10) 3 4 3 2 Pharma 11 10 25 18 28 35 Metals 38 - - - - - Holding Company (67) 27 (35) (23) (23) (35) Consolidated Adjusted EBITDA $395 $1,097 $281 $284 $225 $222 Less: Adjusted EBITDA attributable to non-controlling interests 221 418 (80) (68) 63 51 Adjusted EBITDA attributable to Icahn Enterprises $174 $679 $361 $352 $162 $171 Capital Expenditures $305 $338 $303 $201 $192 $294 ($Millions) 20232021 2022 FYE December 31, LTM September 30,  2023 20242024 Nine months ended September 30,

17 Balance Sheet (1) All Other operating segments includes Food Packaging, Real Estate, Home Fashion, and Pharma. ($Millions) ASSETS Cash and cash equivalents $5 $534 $111 $6 $27 $5 $40 $1,566 $2,294 Cash held at consolidated affiliated partnerships and restricted cash 2,254 - 6 - 2 3 - 175 2,440 Investments 2,476 95 - - 14 - - - 2,585 Accounts receivable, net - 281 34 83 18 28 32 - 476 Inventories, net - 498 156 111 - 96 22 - 883 Related party notes receivable, net - - - - - - - 7 7 Property, plant and equipment, net - 2,503 810 126 370 52 - 4 3,865 Goodwill and intangible assets, net - 164 329 22 - 20 177 - 712 Other assets 3,013 307 484 99 65 17 7 189 4,181 Total assets $7,748 $4,382 $1,930 $447 $496 $221 $278 $1,941 $17,443 LIABILITIES AND EQUITY Accounts payable, accrued expenses and other liabilities $802 $1,497 $811 $117 $47 $43 $57 $116 $3,490 Securities sold, not yet purchased, at fair value 2,679 - - - - - - - 2,679 Debt - 1,582 24 142 2 14 - 4,683 6,447 Total liabilities $3,481 $3,079 $835 $259 $49 $57 $57 $4,799 $12,616 Equity attributable to Icahn Enterprises $2,745 $664 $1,095 $172 $442 $164 $221 ($2,858) $2,645 Equity attributable to non-controlling interests 1,522 639 - 16 5 - - - 2,182 Total equity $4,267 $1,303 $1,095 $188 $447 $164 $221 ($2,858) $4,827 Total liabilities and equity $7,748 $4,382 $1,930 $447 $496 $221 $278 $1,941 $17,443 As of September 30, 2024 Investment Energy Automotive Food Packaging (1) Consolidated Real Estate (1) Home Fashion (1) Pharma (1) Holding Company

18 Indicative Net Asset Value Note: Refer to the next page for footnotes and additional information. 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 Holding Company interest in Investment Funds (1) 3,634$ 3,243$ 3,202$ 2,946$ 2,745$ CVR Energy (2) 2,270 2,021 2,378 1,785 1,536 Total market-valued Subsidiaries and Investments: 5,904$ 5,264$ 5,580$ 4,731$ 4,281$ Viskase (3) 378 386 333 298 254 Real Estate Holdings (1) 440 439 440 434 442 WestPoint Home (1) 158 153 151 160 164 Vivus (1) 227 227 214 217 221 Automotive Services (4) 601 660 641 671 478 Automotive Parts (1) 8 15 19 14 10 Automotive Owned Real Estate Assets (5) 831 763 763 763 763 Icahn Automotive Group 1,440 1,438 1,423 1,448 1,251 Operating Business Indicative Gross Asset Value 8,547$ 7,907$ 8,141$ 7,288$ 6,613$ Add: Other Net Assets (6) 117 114 (34) 85 64 Indicative Gross Asset Value 8,664$ 8,021$ 8,107$ 7,373$ 6,677$ Add: Holding Company cash and cash equivalents (7) 1,813 1,584 1,692 1,470 1,566 Less: Holding Company debt (7) (5,308) (4,847) (4,847) (4,860) (4,683) Indicative Net Asset Value 5,169$ 4,758$ 4,952$ 3,983$ 3,560$ Other Subsidiaries: As of Market-valued Subsidiaries and Investments: ($Millions)

19 Indicative Net Asset Value Use of Indicative Net Asset Value Data The Company uses indicative net asset value as an additional method for considering the value of the Company’s assets, and we believe that this information can be helpful to investors . Please note, however, that the indicative net asset value does not represent the market price at which the depositary units trade . Accordingly, data regarding indicative net asset value is of limited use and should not be considered in isolation . Indicative net asset value does not purport to reflect a valuation of IEP . The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds and other net assets attributable to IEP . A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP . Investors may reasonably differ on what such elements are and their impact on IEP . No representation or assurance, express or implied, is made as to the accuracy and correctness of Indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary . Footnotes to Company’s calculation of Indicative Net Asset Value: 1) Represents GAAP equity attributable to us as of each respective date . 2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date . 3) Amounts based on market comparables due to lack of material trading volume, valued at 9 . 0 x Adjusted EBITDA for the trailing twelve months ended as of each respective date . 4) Amounts based on market comparables , valued at 10 . 0 x Adjusted EBITDA for the trailing twelve months ended as of each respective date . 5) Management performed a valuation on the owned real - estate with the assistance of third - party consultants to estimate fair - market - value . This analysis utilized property - level market rents, location level profitability, and utilized prevailing cap rates ranging from 7 . 0 % to 10 . 0 % as of September 30 , 2024 , June 30 , 2024 , March 31 , 2024 , and December 31 , 2023 ; and 6 . 8 % to 8 . 0 % as of September 30 , 2023 . The valuation assumed that triple net leases are in place for all the locations at rents estimated by management based on market conditions . There is no assurance we would be able to sell the assets on the timeline or at the prices and lease terms we estimate . Different judgments or assumptions would result in different estimates of the value of these real estate assets . Moreover, although we evaluate and provide our Indicative Net Asset Value on a regular basis, the estimated values may fluctuate in the interim, so that any actual transaction could result in a higher or lower valuation . 6) Represents GAAP equity of the Holding Company Segment, excluding cash and cash equivalents, debt and non - cash deferred tax assets or liabilities . As of September 30 , 2024 , June 30 , 2024 , March 31 , 2024 , December 31 , 2023 , and September 30 , 2023 , Other Net Assets includes $ 13 , $ 14 , $ 17 , $ 20 , and $ 26 million, respectively, of Automotive Segment liabilities assumed from the Auto Plus bankruptcy . 7) Holding Company’s balance as of each respective date .

Adjusted EBITDA Reconciliations 20

21 Non - GAAP Financial Measures The Company uses certain non - GAAP financial measures in evaluating its performance . These include non - GAAP EBITDA and Adjusted EBITDA . EBITDA represents earnings from continuing operations before net interest expense (excluding our Investment Segment), income tax (benefit) expense and depreciation and amortization . We define Adjusted EBITDA as EBITDA excluding certain effects of impairment, restructuring costs, transformation costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt and certain other non - operational charges . We present EBITDA and Adjusted EBITDA on a consolidated basis and on a basis attributable to Icahn Enterprises net of the effects of non - controlling interests . We conduct substantially all of our operations through subsidiaries . The operating results of our subsidiaries may not be sufficient to make distributions to us . In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future . The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us . We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt and certain other non - operational charges . Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt . Management uses, and believes that investors benefit from referring to, these non - GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods . Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets . Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed . Effective December 31 , 2023 , we modified our calculation of EBITDA to exclude the impact of net interest expense from the Investment segment . This change has been applied to all periods presented . We believe that this revised presentation improves the supplemental information provided to our investors because interest expense within the Investment segment is associated with its core operations of investment activity rather than representative of its capital structure . EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U . S . GAAP . For example, EBITDA and Adjusted EBITDA : • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments ; • do not reflect changes in, or cash requirements for, our working capital needs ; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt . Although depreciation and amortization are non - cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements . Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures . In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations . EBITDA and Adjusted EBITDA are not measurements of our financial performance under U . S . GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U . S . GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity . Given these limitations, we rely primarily on our U . S . GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance .

22 Adjusted EBITDA Reconciliation by Segment – Last Twelve Months Ended September 30, 2024 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Real Estate, Home Fashion, and Pharma segments. Net (loss) income ($420) $55 ($30) $5 $3 ($10) $9 ($249) ($637) Interest expense, net - 64 (3) 11 (1) 1 (2) 204 274 Income tax (benefit) expense - (10) (18) 3 - - - 31 6 Depreciation and amortization - 366 79 23 13 7 28 - 516 ($420) $475 $28 $42 $15 ($2) $35 ($14) $159 Impairment - - 7 - - - - - 7 Restructuring costs - - - - - 1 - - 1 Transformation costs - - 41 - - - - - 41 (Gain) on extinguishment of debt, net - - - - - - - (21) (21) Other - - 24 7 - 3 - - 34 ($420) $475 $101 $49 $15 $2 $35 ($35) $222 Net (loss) income ($237) $24 ($30) $4 $3 ($10) $9 ($249) ($486) Interest expense, net - 31 (3) 10 (1) 1 (2) 204 240 Income tax (benefit) expense - (3) (18) 3 - - - 31 13 Depreciation and amortization - 194 79 21 13 7 28 - 342 ($237) $246 $28 $38 $15 ($2) $35 ($14) $109 Impairment - - 7 - - - - - 7 Restructuring costs - - - - - 1 - - 1 Loss on disposition of assets, net - - 1 - - - - - 1 Transformation costs - - 41 - - - - - 41 (Gain) on extinguishment of debt, net - - - - - - - (21) (21) Other - - 24 6 - 3 - - 33 ($237) $246 $101 $44 $15 $2 $35 ($35) $171 Holding Company Consolidated Adjusted EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate (1) Home Fashion (1) Pharma (1)

23 Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2024 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Real Estate, Home Fashion, and Pharma segments. Net (loss) income ($174) ($31) ($26) $4 $0 ($6) $8 ($207) ($432) Interest expense, net - 56 (1) 8 (1) 1 (1) 158 220 Income tax (benefit) expense - (26) (13) 3 - - - 34 (2) Depreciation and amortization - 272 56 18 10 5 21 - 382 ($174) $271 $16 $33 $9 $0 $28 ($15) $168 Loss on disposition of assets, net - - 5 - - - - - 5 Transformation costs - - 30 - - - - - 30 (Gain) on extinguishment of debt, net - - - - - - - (8) (8) Out of period adjustments - - (2) - - - - - (2) Other - - 24 5 - 3 - - 32 ($174) $271 $73 $38 $9 $3 $28 ($23) $225 Net (loss) income ($88) ($31) ($26) $3 $0 ($6) $8 ($207) ($347) Interest expense, net - 28 (1) 7 (1) 1 (1) 158 191 Income tax (benefit) expense - (15) (13) 3 - - - 34 9 Depreciation and amortization - 144 56 17 10 5 21 - 253 ($88) $126 $16 $30 $9 $0 $28 ($15) $106 Loss on disposition of assets, net - - 5 - - - - - 5 Transformation costs - - 30 - - - - - 30 (Gain) on extinguishment of debt, net - - - - - - - (8) (8) Out of period adjustments - - (2) - - - - - (2) Other - - 24 4 - 3 - - 31 ($88) $126 $73 $34 $9 $3 $28 ($23) $162 Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Holding Company Consolidated Real Estate (1) Home Fashion (1) Pharma (1) ($Millions) Investment Energy Automotive Food Packaging (1)

24 Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2023 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Real Estate, Home Fashion, and Pharma segments. Net (loss) income ($1,107) $745 ($2) $12 $13 ($2) ($4) ($462) ($807) Interest expense, net - 44 2 9 - 1 - 143 199 Income tax expense (benefit) - 173 (5) 4 - - - (90) 82 Depreciation and amortization - 269 58 20 10 5 21 1 384 ($1,107) $1,231 $53 $45 $23 $4 $17 ($408) ($142) Credit loss on related party note receivable - - - - - - - 139 139 Loss on deconsolidation of subsidiary - - - - - - - 246 246 (Gain) on disposition of assets - - (6) - - - - - (6) Transformation costs - - 30 - - - - - 30 Out of period adjustments - - 8 - - - - - 8 Other - - - 9 (1) - 1 - 9 ($1,107) $1,231 $85 $54 $22 $4 $18 ($23) $284 Net (loss) income ($552) $453 ($2) $11 $13 ($2) ($4) ($462) ($545) Interest expense, net - 21 2 8 - 1 - 143 175 Income tax expense (benefit) - 123 (5) 4 - - - (90) 32 Depreciation and amortization - 152 58 18 10 5 21 1 265 ($552) $749 $53 $41 $23 $4 $17 ($408) ($73) Credit loss on related party note receivable - - - - - - - 139 139 Loss on deconsolidation of subsidiary - - - - - - - 246 246 (Gain) on disposition of assets - - (6) - - - - - (6) Transformation costs - - 30 - - - - - 30 Out of period adjustments - - 8 - - - - - 8 Other - - - 8 (1) - 1 - 8 ($552) $749 $85 $49 $22 $4 $18 ($23) $352 Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Holding Company Consolidated Real Estate (1) Home Fashion (1) Pharma (1) ($Millions) Investment Energy Automotive Food Packaging (1)

25 Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2023 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Real Estate, Home Fashion, and Pharma segments. Net (loss) income ($1,353) $831 ($6) $13 $16 ($6) ($3) ($504) ($1,012) Interest expense, net - 52 - 12 - 1 (1) 189 253 Income tax benefit (expense) - 189 (10) 4 - - - (93) 90 Depreciation and amortization - 363 81 25 13 7 28 1 518 ($1,353) $1,435 $65 $54 $29 $2 $24 ($407) ($151) Impairment - - 7 - - - - - 7 Credit loss on related party note receivable - - - - - - - 139 139 Loss on deconsolidation of subsidiary - - - - - - - 246 246 Restructuring costs - - - - - 1 - - 1 (Gain) on disposition of assets - - (10) - - - - - (10) Transformation costs - - 41 - - - - - 41 (Gain) on extinguishment of debt, net - - - - - - - (13) (13) Out of period adjustments - - 10 - - - - - 10 Other - - - 11 (1) - 1 - 11 ($1,353) $1,435 $113 $65 $28 $3 $25 ($35) $281 Net (loss) income ($701) $508 ($6) $12 $16 ($6) ($3) ($504) ($684) Interest expense, net - 24 - 11 - 1 (1) 189 224 Income tax benefit (expense) - 135 (10) 4 - - - (93) 36 Depreciation and amortization - 202 81 22 13 7 28 1 354 ($701) $869 $65 $49 $29 $2 $24 ($407) ($70) Impairment - - 7 - - - - - 7 Credit loss on related party note receivable - - - - - - - 139 139 Loss on deconsolidation of subsidiary - - - - - - - 246 246 Restructuring costs - - - - - 1 - - 1 (Gain) on disposition of assets - - (10) - - - - - (10) Transformation costs - - 41 - - - - - 41 (Gain) on extinguishment of debt, net - - - - - - - (13) (13) Out of period adjustments - - 10 - - - - - 10 Other - - - 10 (1) - 1 - 10 ($701) $869 $113 $59 $28 $3 $25 ($35) $361 ($Millions) Investment Energy Automotive Food Packaging (1) Holding Company Consolidated Home Fashion (1) Pharma (1) Real Estate (1) Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests EBITDA attributable to IEP Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP:

26 Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2022 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Real Estate, Home Fashion, and Pharma segments. Net (loss) income ($223) $596 ($192) $2 $7 ($22) ($18) ($175) ($25) Interest expense, net - 84 2 8 - 3 (1) 259 355 Income tax benefit (expense) - 140 (54) 7 - - - (59) 34 Depreciation and amortization - 353 80 27 13 7 28 1 509 ($223) $1,173 ($164) $44 $20 ($12) $9 $26 $873 Restructuring costs - - - - - 2 - - 2 (Gain) loss on disposition of assets, net - - (3) - - - - - (3) Transformation losses - - 53 - - - - - 53 Loss on extinguishment of debt, net - - - - - - - 1 1 Out of period adjustments - - 51 1 - - - - 52 Call option lawsuits settlement - 79 - - - - - - 79 Other - 1 32 6 - - 1 - 40 ($223) $1,253 ($31) $51 $20 ($10) $10 $27 $1,097 Net (loss) income ($89) $304 ($192) $2 $7 ($22) ($18) ($175) ($183) Interest expense, net - 44 2 7 - 3 (1) 259 314 Income tax benefit (expense) - 103 (54) 6 - - - (59) (4) Depreciation and amortization - 199 80 24 13 7 28 1 352 ($89) $650 ($164) $39 $20 ($12) $9 $26 $479 Restructuring costs - - - - - 2 - - 2 (Gain) loss on disposition of assets, net - - (3) - - - - - (3) Transformation losses - - 53 - - - - - 53 Loss on extinguishment of debt, net - - - - - - - 1 1 Out of period adjustments - - 51 1 - - - - 52 Call option lawsuits settlement - 56 - - - - - - 56 Other - 1 32 5 - - 1 - 39 ($89) $707 ($31) $45 $20 ($10) $10 $27 $679 Adj. EBITDA before non-controlling interests EBITDA attributable to IEP Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP: EBITDA before non-controlling interests Energy Automotive Adjusted EBITDA: Food Packaging (1) Real Estate (1) Holding Company Consolidated ($Millions) Home Fashion (1) Pharma (1) Investment

27 Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2021 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Real Estate, Home Fashion, and Pharma segments. Net (loss) income ($32) $29 ($260) ($2) ($8) ($8) ($3) $186 ($402) ($500) Interest expense, net - 109 7 6 - 2 - 1 318 443 Income tax expense (benefit) - (27) (72) 4 - (2) - - 19 (78) Depreciation and amortization - 343 87 28 9 7 28 14 1 517 ($32) $454 ($238) $36 $1 ($1) $25 $201 ($64) $382 Restructuring costs - - - 1 - - - - - 1 (Gain) loss on disposition of assets, net - - 22 - (3) - - (163) - (144) Transformation losses - - 149 - - - - - - 149 Net (gain) loss on extinguishment of debt - 8 - - - - - - (3) 5 Other - - - 14 1 1 (14) - - 2 ($32) $462 ($67) $51 ($1) $0 $11 $38 ($67) $395 Net (loss) income ($16) ($5) ($260) ($2) ($8) ($8) ($3) $186 ($402) ($518) Interest expense, net - 48 7 5 - 2 - 1 318 381 Income tax expense (benefit) - (14) (72) 3 - (2) - - 19 (66) Depreciation and amortization - 196 87 25 9 7 28 14 1 367 ($16) $225 ($238) $31 $1 ($1) $25 $201 ($64) $164 Restructuring costs - - - 1 - - - - - 1 (Gain) loss on disposition of assets, net - - 22 - (3) - - (163) - (144) Transformation losses - - 149 - - - - - - 149 Net (gain) loss on extinguishment of debt - 6 - - - - - - (3) 3 Other - - - 13 1 1 (14) - - 1 ($16) $231 ($67) $45 ($1) $0 $11 $38 ($67) $174 ($Millions) Investment Energy Automotive Food Packaging (1) Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA attributable to IEP Holding Company Consolidated Real Estate (1) Home Fashion (1) Pharma (1) Metals